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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 30, 2007

SINO FIBRE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52709
(State or other jurisdiction of	(Commission File No.)
incorporation)

The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
(Address of principal executive offices and Zip Code)

(212) 907-6522
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

c.

Effective October 30, 2007, Shawnee Merten has been appointed as a Member of the Board of Directors. In April 1988, Mr. Merten started his own company, Event Booking & Services, located in Huntington Beach, California. This company is a event consulting and management company. He works with various companies, events and organizations to help them get their business started, reorganize some portion of their business or oversee the operation of the business for a specified period of time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 9th day of November, 2007.

SINO FIBRE COMMUNICATIONS, INC.

BY:	BEN YAN
Ben Yan
President and Principal Executive Officer.